EXHIBIT 99.2
Preliminary 2007 Fourth Quarter and Full Year Earnings February 5, 2008 9:00 AM EST Contact GMAC Investor Relations at (866) 710-4623 or investor.relations@gmacfs.com

Forward-Looking Statements In the presentation that follows and related comments by GMAC LLC ("GMAC") management, the use of the words "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "intend," "evaluate," "pursue," "seek," "may," "would," "could," "should," "believe," "potential," "continue," or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and GMAC's and ResCap's actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for GMAC and Residential Capital, LLC ("ResCap"), each of which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: securing low cost funding to sustain growth for GMAC and ResCap and maintaining the mutually beneficial relationship between GMAC and General Motors Corporation ("GM"); our ability to maintain an appropriate level of debt; the profitability and financial condition of GM; restrictions on ResCap's ability to pay dividends to us; recent developments in the residential mortgage market, especially in the nonprime sector; changes in the residual value of off-lease vehicles; the impact on ResCap of the continuing decline in the U.S. housing market; changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; disruptions in the market in which we fund GMAC's and ResCap's operations, with resulting negative impact on our liquidity; changes in our contractual servicing rights; costs and risks associated with litigation; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of ResCap, GMAC or GM; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations. Investors are cautioned not to place undue reliance on forward-looking statements. GMAC undertakes no obligation to update publicly or otherwise revise any forward-looking statements except where expressly required by law. A reconciliation of certain non-GAAP financial measures included within this presentation is provided in the supplemental charts. Use of the term "loans" describes products associated with direct and indirect lending activities of GMAC's global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term "originate" refers to GMAC's purchase, acquisition or direct origination of various "loan" products.

Table of Contents 1. GMAC Page 4 2- Global Auto Finance Page 6 3- Insurance Page 10 4- ResCap Page 12 5- Liquidity and Funding Page 18 6- Summary Page 19 7- Supplemental Page 20

2007 - Fourth Quarter Performance Highlights Q4 2007 loss of $724 million, versus earnings of $1,016 million in Q4 2006 Loss driven by ResCap performance due to asset write downs and impairments, restructuring costs, weaker consumer credit. Partially offset by gains from the repurchase and retirement of debt and deconsolidation of several on-balance sheet securitizations Full-year 2007 loss of $2.3 billion, versus earnings of $2.1 billion in 2006 Full-year results also reflect the difficult conditions for our mortgage operations GMAC ended 2007 with $22.7 billion of cash and certain marketable securities

Net Income and Significant Items GMAC Consolidated Significant Items Net Income by Segment

Global Auto Finance - Key Metrics Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Net Income 211 154 285 593 399 395 554 137 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Used 1.5 1.5 1.4 1.4 2.1 2.1 2.3 1.9 New 12.3 12.9 18.8 10.8 12.3 14 14.5 13.4 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Serviced 120 120 123 120 120 121 123 124 On-Balance Sheet 96 94 99 83 84 85 83 83 ($ bil) All tables include North American and International Operations. Origination figures include auto loans and leases Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Net Income -95 -26 -29 87 55 86 131 56

Global Auto Finance - Condensed Income Statement

Auto Delinquency Trends - Managed Portfolio Loans > 30 Days Past Due Q4 2007 2.77% 1.36% 1.90% 4.06% 2.68% Q4 2006 2.62% 1.77% 2.44% 3.79% 2.61% Year over Year Change +15bps -41bps -54bps +27bps +7 bps North America Europe Asia Pacific Latin America Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Managed 0.023990163 0.024825941 0.026617552 0.026132226 0.025186718 0.024565484 0.026298541 0.026815981 Global

Consumer Auto Loss Trends - Managed Net Retail Losses (% Avg Assets) YTD 2007 1.20% 0.32% 0.35% 1.04% 1.02% YTD 2006 1.20% 0.73% 0.33% 0.92% 1.10% Year over Year Change 0bps -41bps +2bps +12bps -8bps North America Europe Asia Pacific Latin America Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Managed 0.011 0.0097 0.0112 0.0122 0.0113 0.0092 0.0102 0.0105 Global

Insurance - Key Metrics Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Net Income 129 80 183 735 143 131 117 68 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Core 118 85 126 170 143 134 114 70 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Combined 0.913 0.962 0.894 0.92500000013148 0.91 0.902 0.953 0.969 ($ mil) *Core Earnings = underwriting income + investment income, net of tax. See supplemental charts for a reconciliation of core earnings to GAAP income. **Combined Ratio = sum of all incurred losses and expenses (excluding interest and income tax expense) divided by the total premiums and service revenues earned and other income. Excluding Provident acquisition, the combined ratio would be 93.8% and 95.4% for Q3 2007 and Q4 2007 respectively. Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Premiums Written($ MM) 1070 1030 1037 936 1070 964 1063 942

Insurance - Condensed Income Statement

ResCap Key Operating Issues U.S. Residential Finance Reduced assets largely through nonprime deconsolidation removing $22 billion from the balance sheet in the fourth quarter Maintained prime conforming agency production while reducing nonprime and prime nonconforming production Servicing portfolio remained stable even as nonprime component was reduced Business Lending Total asset base reduced by $0.9 billion to $5.6 billion in Q4 Increased focus on asset management and workout activities as housing market deteriorates and builders face increasing pressure International Business Securitization and whole loan activity curtailed as a result of global credit market turmoil Diminished production significantly due to constrained market liquidity

ResCap - Key Metrics Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Net income 201 548 83 -128 -910 -254 -2261 -921 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Total HFI, net of Allowance 72.7 71.4 73.1 67.9 63.6 61 59 41.3 All Other 49.26537 53.160608 59.508191 67.658868 62.412404 60.876464 55.455621 46.860342 TA 121.96537 124.560608 132.608191 135.558868 126.012404 121.876464 114.455621 88.160342 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Prime Conforming 189.307419 194.907448 200.632475 203.9264827 207.0379288 211.4626959 263.4375031 267.5111779 Prime Nonconforming 134.489056 145.858766 159.785278 170.5410375 175.4969053 184.7850459 142.2049002 133.2148282 Nonprime 69.319146 69.06174 73.528717 74.13348295 70.32762594 64.2637315 59.99735154 52.58351891 TOTAL 393.115621 409.827954 433.94647 448.6010032 452.86246 460.5114733 465.6397548 453.309525 2 1) Total assets include the auto assets of GMAC Bank as represented in ResCap's 10-K financial statements. 2) Government and Prime Second Liens are included in Prime Nonconforming. Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Prime Conforming 8.6 12 12 10.8 9.6 12.7 12.1 13 Prime Nonconforming 22.5 27.6 28.1 28.6 22.4 18.9 14.1 6.3 Nonprime 10.5 7.4 11.4 9.8 5.5 3.2 3.1 1.5 Total 41.6 47 51.5 49.2 37.5 34.8 29.3 20.8 Of the total, $17 billion was securitized on-balance sheet at 12/31/07, with net economic exposure limited to $535 million 2

ResCap - Condensed Income Statement *Income statement presentation (condensed) as it appears in GMAC's Form 10-K; results as they appear in ResCap's Form 10-K can be found on page 23 of this presentation.

Q1 '07 Q2 '07 Q3 '07 Q4 '07 Nonprime 1.2 0.3 0.2 0.2 Prime 5.3 3.6 1.6 1.5 ResCap - Nonprime and Prime Exposure Prime and Other1 1) Prime and Other includes Prime Conforming, Prime Nonconforming, Prime Second-Lien, and Government. 2) The nonprime category includes high FICO/high LTV loans, high FICO alternative attribute loans, purchased distressed assets, and subprime assets (Weighted Average FICO 618) for the domestic business and international loans with at least some adverse credit history. Q1 '07 Q2 '07 Q3 '07 Q4 '07 Nonprime 70.3 64.3 60 52.6 Prime 382.6 396.2 405.6 400.7 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Nonprime 5 4 2.9 2 Prime 17 15.3 12 10 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Nonprime 47.9 44.6 37.1 16.9 Prime 17.4 18 23.7 25.3 $17 billion of securitized assets (largely nonprime), with net economic exposure limited to $535 million Nonprime2

Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 % MLFI nonaccruals to total 0.084 0.083 0.092 0.105 0.119 0.14 0.141 0.127 ResCap - Global Portfolio Credit Quality Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 % MLFI net charge-offs to total 0.0016 0.002 0.0025 0.0033 0.0033 0.004 0.0073 0.0076 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 % Lending Receivables nonaccruals to total 0.004 0.002 0.002 0.093 0.109 0.029 0.05 0.071 Q1 Q2 Q3 Q4 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 % Lending Receivables net charge-offs to total 0 0.0002 0 0.0003 0 0.0003 0 0.0002 0.0037 0.0265 0.0047 0.0022

ResCap Capital and Liquidity Global ResCap cash and cash equivalents of $4.4 billion (12/31/07) ResCap cash declined compared to Q3 2007 for several reasons including: Cash expended on the Tender Offer to repurchase debt at a discount Incremental cash requirements to support inventory held in International Operations Consolidated tangible net worth exceeded the $5.4 billion covenant at year-end Syndicated revolving credit facilities remain undrawn and available at $1.75 billion GMAC Bank provides access to FHLB Advances and Deposits ResCap has significant maturities related to its secured facilities and unsecured debt funding during 2008 GMAC and ResCap continue to aggressively work to maintain adequate liquidity, including negotiation of renewals, replacement facilities and/or other alternatives, including use of existing alternative liquidity sources

GMAC Liquidity The company's liquidity profile did not change materially in the quarter While cash and marketable securities are down, debt is also down *Includes highly liquid marketable securities at 9/30/2007 of $4.8 billion and $5.0 billion at 12/31/2007. **Changes in loans held for sale, gross finance receivables and loans, investment in operating leases, excluding impact of deconsolidation.

Challenging performance throughout 2007 Losses in Q4 2007 are smaller than those in Q3 2007, showing that actions undertaken in 2007 are starting to produce results Restructured ResCap Tightened lending standards Reduced balance sheet Accelerated Auto Finance "originate to distribute" model Took appropriate impairments and reserves Holding cash at high levels GMAC and ResCap are refocusing on core strengths Maintaining scalable platforms to capitalize on larger share of retail and commercial auto finance and utilize our exclusive relationship with GM GMAC is prepared to tackle challenges anticipated in 2008 Forecasting GMAC to return to profitability in 2008 Summary

Supplemental Charts

Preliminary Q4 Consolidated Net Income Supplemental

Preliminary Full Year Consolidated Net Income Supplemental

ResCap - Income Statement* 1) Includes $521 million after-tax gain on retirement of debt in Q4 of 2007 as a result of the ResCap tender and debt purchased in open market transactions by GMAC and contributed to ResCap, which was subsequently retired. *Income statement presentation (condensed) as it appears in ResCap's Form 10-K; results as they appear in GMAC's Form 10-K can be found on page 14 of this presentation. Supplemental

Sale Proceeds on Lease Terminations - Managed U.S. Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Net Income 16079 15425 14543 14962 15638 15992 15446 14886 Note: 36-month Leases (adjusted for Q4 2007 vehicle mix). Represents GMAC owned portfolio in the United States. Supplemental

Reconciliation of Insurance Core Earnings Amount within premium tax and other expense in Forms 10-Q and 10-K. Amount within investment income in Forms 10-Q and 10-K. Supplemental

ResCap Mortgage Production 1) International includes some nonprime production 1 1 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Total Domestic 43.9 41.2 31 27.2 20.2 15.6 Total International 7.5 8 6.5 7.7 9.1 5.3 Q106 Q206 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Prime Conforming 8.6 12 12 10.8 9.6 12.7 12.2 13 Prime Nonconforming 11.7 14.6 16.4 17.5 12.3 9.8 4.6 0.4 Government 0.9 1.1 0.9 0.8 0.6 0.8 1.4 1.2 Nonprime 9.1 6.1 8.5 6.9 3.3 0.7 0.2 0.1 Prime Second-lien 5.8 6.6 6.1 5.2 5.3 3.1 1.9 0.9 Total International 7.5 8 6.5 7.7 9.1 5.3 Supplemental

During Q4 transferred $4.9 billion from HFS to HFI ResCap - Global HFS Portfolio 4Q07 Prime Conforming 3.1 Prime Nonconforming 5.4 Nonprime 2 Prime Second-lien 0.7 Government 0.8 1st Qtr Non-Agency Public Securitizations 1.7 Agency 13.5 Non-Agency Whole Loans 3.8 Supplemental 27

ResCap - Q4 Significant Items Note: These amounts are classified according to ResCap's income statement presentation. Supplemental